PROSHARES TRUST
ProShares Big Data Refiners ETF (DAT)
ProShares Long Online/Short Stores ETF (CLIX)
ProShares Metaverse ETF (VERS)
ProShares MSCI Transformational Changes ETF (ANEW)
ProShares On-Demand ETF (OND)
ProShares S&P Kensho Cleantech ETF (CTEX)
ProShares S&P Kensho Smart Factories ETF (MAKX)
ProShares Smart Materials ETF (TINT)
ProShares Supply Chain Logistics ETF (SUPL)
ProShares Ultra Nasdaq Cybersecurity (UCYB)
(each, a “Fund” and collectively, the “Funds”)
Supplement dated September 28, 2026
to each Fund’s Summary Prospectus, Statutory Prospectus, and Statement of Additional Information,
each dated September 28, 2026, as supplemented or amended
* * * * *
On September 28, 2026, the Board of Trustees of ProShares Trust approved a Plan of Liquidation and Termination for the following funds, traded on the exchanges noted.
Fund Name	Ticker	Exchange
ProShares Big Data Refiners ETF	DAT	NYSE Arca
ProShares Long Online/Short Stores ETF	CLIX	NYSE Arca
ProShares Metaverse ETF	VERS	NYSE Arca
ProShares MSCI Transformational Changes ETF	ANEW	NYSE Arca
ProShares On-Demand ETF	OND	NYSE Arca
ProShares S&P Kensho Cleantech ETF	CTEX	NYSE Arca
ProShares S&P Kensho Smart Factories ETF	MAKX	NYSE Arca
ProShares Smart Materials ETF	TINT	NYSE Arca
ProShares Supply Chain Logistics ETF	SUPL	NYSE Arca
ProShares Ultra Nasdaq Cybersecurity	UCYB	The Nasdaq Stock Market
The last day the Funds will accept creation orders from Authorized Participants is October 12, 2026. It is expected that October 12, 2026 will be each Fund’s last full day of trading on their respective exchanges. Shareholders may sell their shares of a Fund (subject to any applicable brokerage or transaction costs) until the market close on October 12, 2026. Trading in each Fund will be suspended after the close of business on October 12, 2026.
From October 13, 2026 through October 27, 2026 (the expected “Distribution Date”), shares of each Fund will not be traded on their respective exchanges and there will not be a secondary market for the Funds’ shares. On or about October 13, 2026, each Fund will begin the process of liquidating its portfolio and will not be managed in accordance with its investment objective or engage in normal business activities, except for the purposes of winding up its business and affairs, preserving the value of its assets, paying its liabilities, and distributing its remaining assets to its shareholders.
Any shareholders remaining in a Fund on the Distribution Date will automatically have their shares redeemed at the net asset value of such shares after the Fund has paid or provided for all of its charges, taxes, expenses and liabilities, including any costs of liquidating the Fund. Proceeds of the liquidation are currently expected to be sent to shareholders on or about the Distribution Date. Each Fund may distribute to its shareholders capital gains and net investment income on or before the Distribution Date. These cash distributions are taxable events. Shareholders should consult their tax advisor about any potential tax consequences.
For more information, please contact the Funds at 1-866-776-5125
Please retain this supplement for future reference.